EXHIBIT 10.2

PACIFIC SPORTS EXCHANGE INC.

SUBSCRIPTION AGREEMENT

Pacific Sports Exchange Inc.

25188 Marion Ave, Unit B108

Punta Gorda, FL  33950

RE:  Pacific Sports Exchange Inc. - Common Stock

Ladies and Gentlemen:

The undersigned investor in this Subscription Agreement hereby acknowledges receipt of the Prospectus, dated __________________, 2019, of Pacific Sports Exchange Inc., a Delaware corporation (the "Company"), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus.

The Investor agrees that this Subscription Agreement is subject to availability and acceptance by the Company.

The Investor hereby subscribes for ____________ shares of the Company’s common stock ("Common Stock") at $0.02 per share, for an aggregate purchase price of $____________.

Payment of $____________ as payment in full of the purchase price is being made via check directly to the Company.

If this subscription is rejected by the Company, in whole or in part, for any reason, all funds will be returned within three business days of the Company’s receipt of such funds, without interest or deduction of any kind.

Purchaser Information:

Printed Name:

Signature:

Date:

Address:

SSN:

The foregoing Subscription is hereby accepted in full on behalf of Pacific Sports Exchange Inc.

Date: ___________________, 2019

PACIFIC SPORTS EXCHANGE INC.
By:
Timothy Conte
President